UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
Preliminary Proxy Statement  ☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))  ☐
Definitive Proxy Statement ☐
Definitive Additional Materials  ☒
Soliciting Material under §240.14a-12  ☐
Mativ Holdings, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
No fee required. ☒
Fee paid previously with preliminary materials.  ☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.  ☐

Your **Vote** Counts!

MATIV HOLDINGS, INC.

2025 Annual Meeting
Vote by April 29, 2025
11:59 PM ET

mativ

MATIV HOLDINGS, INC.
100 KIMBALL PLACE
SUITE 600
ALPHARETTA, GA 30009

V64387-P27138

You invested in MATIV HOLDINGS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 30, 2025.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 16, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

April 30, 2025
11:00 am Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/MATV2025

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	ELECTION OF ONE CLASS III DIRECTOR	
	Nominee:	
1a.	Kimberly E. Ritrievi, ScD	For
2.	Ratify the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2025.	For
3.	Approve, on an advisory basis, the Company's executive compensation.	For
4.	Approve the adoption of the First Amendment to the Mativ Holdings, Inc. 2024 Equity and Incentive Plan.	For

The shares represented by the proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). **If no direction is made, the proxy will be voted FOR items 1, 2, 3 and 4. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof**

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V64388-P27138